SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K
                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                       January 19,2007 (January 16, 2006)


                        DRAGON INTERNATIONAL GROUP CORP.
             (Exact name of registrant as specified in its charter)

    Nevada                    000-23485                      98-0177646
 -------------            ---------------------          ------------------
 (State or other            (Commission File                (IRS Employer
  jurisdiction of                Number)                   Identification No.)
  incorporation)

                                   Building 14
                     Suite A09, International Trading Center
                                 29 Dongdu Road
                              Ningbo, China 315000
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: 86-574-56169308


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01       Entry Into a Material Definitive Agreement.

Effective January 16, 2007, Dragon International Group Corp., a Nevada corporation (the "Registrant") entered into an agreement ("Agreement") whereby it agreed to purchase fifty-one (51%) percent of the common stock (the "Common Stock") of Wellton International Fiber Corp., a corporation organized under the laws of the British Virgin Islands (the "Company"). The date that the transactions contemplated by the Agreement are expected to close (the "Closing Date") is on or before March 31, 2007. In exchange for the fifty-one (51%) percent of Company's Common Stock, the Registrant agreed to pay a purchase price (the "Purchase Price") equal to fifty-one (51%) percent of the value of the Company's audited net tangible assets, as stated on the Company's audited financial statements for the period ending December 31, 2006. The Company's audited financial statements have yet to be prepared and the Agreement is conditional upon the engagement of a SEC approved auditor to prepare such financial statements. The Purchase Price shall not exceed $1,500,000 in the aggregate.

Form of Purchase Price

The Purchase Price shall be paid to the Company in the form of unregistered shares of common stock of the Registrant (the "Consideration Stock"). The number of shares of Consideration Stock shall be computed by dividing the aggregate Purchase Price by the closing price of Registrant's common stock on the date that is ten (10) calendar days prior to the Closing Date.

The information set forth herein with respect to the Agreement is intended to be a summary only. The entire agreement is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K.

Item 3.02         Unregistered Sales of Equity Securities.

See Item 1.01 of this Current Report on Form 8-K, which item is incorporated herein by reference, for a description of the terms of the common stock to be issued at the Closing Date to the Company by the Registrant.

Item 7.01. Regulation FD Disclosure.

On January 16, 2007, the Registrant issued a press release announcing the signing of the Agreement described in Items 1.01 and 3.02 above. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release and the information in this Item 7.01 of this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.


Item 9.01     Financial Statements and Exhibits

(d)      Exhibits

Exhibit No.           Description

 10.1 Stock Purchase Agreement between Dragon International Group Corp. and Wellton International Fiber Corp. dated as of January 16, 2007.
 99.1       Press Release of Dragon International Group Corp. dated
            January 16, 2007.

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements with respect to the Registrant's plans, objectives, expectations and intentions; and (ii) other statements identified by words such as "may", "could", "would", "should", "believes", "expects", "anticipates", "estimates", "intends", "plans" or similar expressions. These statements are based upon the current beliefs and expectations of the Registrant's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Registrant's control).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.


                                        DRAGON INTERNATIONAL GROUP CORP.
                                          (Registrant)



                                      By
                                           -------------------------------------
                                           David Wu
                                           Chief Executive Officer and President
Dated: January __, 2007



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